Rule 497(e)
Registration No. 002-85030
1940 Act File No. 811-03851

SUPPLEMENT DATED APRIL 30, 2018
TO THE CLASS I PROSPECTUS DATED JANUARY 29, 2018
OF

Nicholas II, Inc.

THIS SUPPLEMENT UPDATES THE CLASS I PROSPECTUS.
PLEASE READ AND KEEP IT TOGETHER WITH YOUR COPY OF THE PROSPECTUS FOR FUTURE REFERENCE.

The purpose of this supplement is to notify the shareholders of Nicholas II, Inc. (the “Fund”) that
Mr. Brian J. Janowksi has been named co-portfolio manager of the Fund. Mr. Janowski joined
Nicholas as a senior research analyst in 2016.

Before joining Nicholas Company in 2016, Brian served as a senior equity analyst and co-
portfolio manager for the BMO Small and Mid Cap Value Funds for eight years. Before that,
Brian was an equity analyst and co-portfolio manager at American Family Insurance for six years.

Brian graduated from the University of Wisconsin-Madison and has earned the right to use the
CFA and CPA designations. He is a member of the CFA Society of Milwaukee.

PART A: INFORMATION REQUIRED IN THE PROSPECTUS:

1. The section “SUMMARY -- Portfolio Managers” on page 3 of the prospectus is revised and restated as follows:

Portfolio Managers

     Mr. David O. Nicholas is President, a Director and Lead Portfolio Manager of the Fund and is primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Nicholas has been Portfolio Manager of the Fund since 1993. Mr. Brian J. Janowski has been Co-Portfolio Manager of the Fund since April 2018.

2. The last two paragraphs of the section captioned “THE FUND'S INVESTMENT ADVISER” on page 8 of the prospectus are revised and restated as follows:

     Mr. David O. Nicholas is President, a Director and Lead Portfolio Manager of the Fund and is primarily responsible for the day-to-day management of the Fund’s portfolio. He has been Portfolio Manager of the Fund’s portfolio since March 1993. Mr. Nicholas is President, Chief Executive Officer, Chief Investment Officer and a Director of the Adviser, and has been employed by the Adviser since 1986. Mr. Nicholas also serves as Portfolio Manager or Lead Portfolio Manager to other funds managed by the Adviser. Mr. Nicholas is a Chartered Financial Analyst. Mr. Brian J. Janowski has been Co-Portfolio Manager of the Fund since April 2018. Mr. Janowski joined Nicholas as a Senior research analyst in December 2016. Mr. Janowski is a Certified Public Accountant and a Chartered Financial Analyst.

     The Fund’s SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of securities in the Fund.

     David O. Nicholas is a controlling person of the Adviser through his ownership of 60% of the outstanding voting securities of the Adviser.

In addition, the section “Portfolio Managers” on page 3 of the summary prospectus is revised and restated as follows:

Portfolio Managers

     Mr. David O. Nicholas is President, a Director and Lead Portfolio Manager of the Fund and is primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Nicholas has been Portfolio Manager of the Fund since 1993. Mr. Brian J. Janowski has been Co-Portfolio Manager of the Fund since April 2018.